Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                                 Daniel S. Loeb
                                                  390 Park Avenue
                                                  New York, NY 10022


Date of Event Requiring Statement:                05/08/07
Issuer and Ticker Symbol:                         Nabi Biopharmaceuticals (NABI)
Relationship to Issuer:                           (1)
Designated Filer:                                 Third Point LLC


TABLE I INFORMATION

Title of Security:                                Common Stock
Transaction Date                                  05/08/07
Transaction Code                                  P
Amount of Securities and Price                    350,000 at $5.15 per share
Securities Acquired (A) or Disposed of (D)        A
Amount of Securities Beneficially Owned
     Following Reported Transactions              6,100,000
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership:          (1)

Title of Security:                                Common Stock
Transaction Date                                  05/08/07
Transaction Code                                  P
Amount of Securities and Price                    230,000 at $5.13 per share
Securities Acquired (A) or Disposed of (D)        A
Amount of Securities Beneficially Owned
     Following Reported Transactions              6,330,000
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership:          (1)

Title of Security:                                Common Stock
Transaction Date                                  05/09/07
Transaction Code                                  P
Amount of Securities and Price                    225,000 at $5.25 per share
Securities Acquired (A) or Disposed of (D)        A
Amount of Securities Beneficially Owned
     Following Reported Transactions              6,555,000
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership:          (1)

Title of Security:                                Common Stock
Transaction Date                                  05/10/07
Transaction Code                                  P
Amount of Securities and Price                    135,000 at $5.25 per share
Securities Acquired (A) or Disposed of (D)        A
Amount of Securities Beneficially Owned
     Following Reported Transactions              6,690,000


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Ownership Form:                                   I
Nature of Indirect Beneficial Ownership:          (1)

Title of Security:                                Common Stock
Transaction Date                                  05/10/07
Transaction Code                                  P
Amount of Securities and Price                    200,000 at $5.25 per share
Securities Acquired (A) or Disposed of (D)        A
Amount of Securities Beneficially Owned
     Following Reported Transactions              6,890,000
Ownership Form:                                   I
Nature of Indirect Beneficial Ownership:          (1)





Signature                                         DANIEL S. LOEB


                                                  By: /s/ Justin Nadler
                                                     ---------------------------
                                                  Name:  Justin Nadler
                                                  Title:  Attorney-in-Fact